SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of February 28, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1)

                    Residential Asset Mortgage Products, Inc.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                      333-91561                 41-1955181
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(State or other jurisdiction       (Commission             (I.R.S. employer
     of incorporation)              file number)            identification no.)

8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota      55437
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          (Address of principal executive offices)                   (Zip code)

                                 (612) 832-7000
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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                         Exhibit Index Located on Page 4


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

           (a)  Not applicable

           (b)  Not applicable

           (c)  Exhibits:

           20.1 Residential Asset Mortgage Products, Inc.
                GMACM Home Equity Loan Trust 2000-HE1
                GMACM Home Equity Loan-Backed Term Notes, GMACM Series
                2000-HE1 Group 1, Group 2 and Group 3 Servicing Certificates, each for Payment Date 4/25/00.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               RESIDENTIAL ASSET MORTGAGE
                                    PRODUCTS, INC., Registrant



                               By:  /s/ Patricia C. Taylor
                                    ----------------------
                               Name:   Patricia C. Taylor
                               Title:  Vice President



Date: May 5, 2000

           20.1 Residential Asset Mortgage Products, Inc.,
                GMACM Home Equity Loan Trust 2000-HE1,
                GMACM Home Equity Loan-Backed Term Notes, GMACM Series
                2000-HE1 Group 1, Group 2 and Group 3 Servicing Certificates, each for Payment Date 4/25/00.